BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC
BNY MELLON STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of each of BNY Mellon Strategic Municipal Bond Fund, Inc. (“BNYMSMB”) and BNY Mellon Strategic Municipals, Inc. (“BNYMSM”) (each, a “Fund”) will be held at the offices of BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, 10th Floor, New York, New York 10286, on Tuesday, June 16, 2020 at 10:00 a.m., Eastern time, for the following purposes:

1. To elect the following Directors:

• for BNYMSMB, three Class III Directors to serve for three-year terms and until their respective successors are duly elected and qualified;

• for BNYMSM, three Class II Directors to serve for three-year terms and until their respective successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Due to evolving recommendations from public officials and/or public health officials, travel concerns and other difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the Funds’ proxy materials. Although no decision has been made, the Funds may consider imposing additional procedures or limitations on meeting attendees or conducting the meeting as a “virtual” stockholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the meeting will be held virtually in whole or in part, the Funds will notify its stockholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how stockholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp, and encourages you to check this website prior to the meeting if you plan to attend.

     Stockholders of record at the close of business on April 13, 2020 will be entitled to receive notice of and to vote at the meeting.

New York, New York
May 1, 2020

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
BNY MELLON STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 16, 2020

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of each of BNY Mellon Strategic Municipal Bond Fund, Inc. (“BNYMSMB”) and BNY Mellon Strategic Municipals, Inc. (“BNYMSM”) (each, a “Fund” and, together, the “Funds”) to be used at the Annual Meeting of Stockholders of each Fund to be held on Tuesday, June 16, 2020 at 10:00 a.m., Eastern time, at the offices of BNY Mellon Investment Adviser, Inc., the Funds’ investment adviser (“BNYM Investment Adviser” or the “Investment Adviser”), at 240 Greenwich Street, 10th Floor, New York, New York 10286, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 13, 2020 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive, or otherwise vote by telephone or through the Internet. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of a Fund entitled to vote at the meeting. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. If a proposal is to be voted upon by only one class of a Fund’s shares, a quorum of that class of shares (the holders of one-third of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A, Series B and Series C for BNYMSMB and Series M, Series T, Series W, Series TH and Series F for BNYMSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS. As of April 13, 2020, the Funds had outstanding the following number of shares:

	Common Stock	APS
Name of Fund	Outstanding	Outstanding
BNYMSMB	49,421,511	1,972
BNYMSM	62,209,762	3,156

     It is estimated that proxy materials will be mailed to stockholders of record on or about May 1, 2020. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of each Fund is located at 240 Greenwich Street, New York, New York 10286. Copies of each Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 16, 2020: This proxy statement and copies of each Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available at https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF DIRECTORS

     Each Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the “Nominees”) as Directors of the indicated class of such Fund, to serve for the terms indicated below and until their respective successors are duly elected and qualified.

     With respect to BNYMSMB, Mr. Burton Wallack and Mses. Benaree Pratt Wiley and Joan L. Gulley are nominated to be elected as Class III Directors to serve for three-year terms.

     With respect to BNYMSM, Messrs. Gordon J. Davis and Ehud Houminer and Ms. Robin A. Melvin are nominated to be elected as Class II Directors to serve for three-year terms.

     Each Nominee currently serves as a Director of each Fund and a board member of certain other funds in the BNY Mellon Family of Funds, and has previously been elected by each Fund’s stockholders. Each Nominee was nominated by the respective Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s Directors who are not standing for election at the meeting but who will continue to be Directors of the Fund (each, a “Continuing Director”), information on each Nominee’s and the Continuing Directors’ ownership of Fund shares and other relevant information is set forth on Exhibit A to this proxy statement. Unless otherwise indicated, information set forth herein applies to both Funds. Except for Mr. Davis, none of the Nominees or Continuing Directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of either Fund. Mr. Davis is deemed to be an “interested person” of the Funds as a result of his affiliation with Venable LLP, which provides legal services to the Funds.

     Under the 1940 Act and the terms of each Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Ms. Melvin is a Nominee for election by holders of BNYMSM’s APS as a Class II Director.

     Voting with regard to the election of Directors will be as follows: for BNYMSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Class III Directors Mr. Wallack and Mses. Wiley and Gulley; for BNYMSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Directors Messrs. Davis and Houminer; and for BNYMSM, APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Melvin as a Class II Director.

     The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Board’s Oversight Role in Management. Each Board’s role in management of the respective Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. Each Board’s audit committee (which consists of all the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”)) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, each Board also receives informational reports from counsel to each Fund and each Board’s independent legal counsel regarding regulatory compliance and governance matters. Each Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to each Fund, and the Boards’ risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of each Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of each Fund’s investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, except for Mr.  Davis, all of each Fund’s Directors, including the Chairman of the Board, are Independent Directors. Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of each Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of each Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) each Board’s oversight role in management of each Fund.

     Information About Each Nominee’s and Continuing Director’s Experience, Qualifications, Attributes or Skills. Nominees for Director of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Directors of each Fund, information on each Nominee’s and Continuing Director’s ownership of each Fund shares, and other relevant information is set forth on Exhibit A.

BNYMSMB — Nominees for Class III Directors with Terms Expiring in 2023

Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Funds (Since) During Past 5 Years		During Past 5 Years

Independent Director Nominees

JOAN L. GULLEY (72)	PNC Financial Services	None
Class III Director of	Group, Inc. (1993 – 2014),
BNYMSMB (2017)	including Executive Vice
Class III Director of	President and Chief
BNYMSM (2017)	Human Resources Officer
and Executive Committee
member (2008 – 2014)
Director, Nantucket Library
(2015 – present)

BURTON N. WALLACK (69) President and Co-owner		None
Class III Director of	of Wallack Management
BNYMSMB (2006)	Company, a real estate
Class III Director of	management company
BNYMSM (2006)	(1987 – present)

BENAREE PRATT WILEY (73) Principal, The Wiley Group,		CBIZ, Inc., a public company
APS Designee for	a firm specializing in strat-	providing professional
BNYMSM only	egy and business develop-	business services, products
Class III Director of	ment (2005 – present)	and solutions, Director (2008
BNYMSMB (2016)		– present)
Class III Director of		Blue Cross Blue Shield of
BNYMSM (2016)		Massachusetts, Director
(2004 – present)

BNYMSM — Nominees for Class II Directors with Terms Expiring in 2023

Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Funds (Since) During Past 5 Years		During Past 5 Years

Independent Director Nominees

EHUD HOUMINER (79)	Board of Overseers at the	None
Class II Director of	Columbia Business School,
BNYMSMB (1994)	Columbia University (1992
Class II Director of	– present)
BNYMSM (1994)	Trustee, Ben Gurion
University (2012 – 2018)

ROBIN A. MELVIN (56)	Co-Chair, Illinois Mentoring None
APS Designee for	Partnership, non-profit
BNYMSMB	organization dedicated to
and BNYMSM	increasing the quantity
Class II Director of	and quality of mentoring
BNYMSMB (1995)	services in Illinois (2014
Class II Director of	– present); Board member
BNYMSM (1995)	(2013 – present)

Interested Director Nominee

GORDON J. DAVIS (78)*	Partner in the law firm of	None
Class II Director of	Venable LLP (2012 –
BNYMSMB (2006)	present)
Class II Director of
BNYMSM (2007)

* Mr. Davis is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds (“Interested
Director”) as a result of his affiliation with Venable LLP, which provides legal services to the Funds.

     Each Nominee has been a BNY Mellon Family of Funds board member for over 20 years, except for Ms. Gulley, who was appointed to each Board by the Directors at a meeting held on October 31, 2017. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the respective Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth on Exhibit A). Each Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, each Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of each Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for each Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel; counsel to the Funds and to the Boards has significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

BNYMSMB — Nominees for Class III Directors

Independent Director Nominees

     Joan L. Gulley — Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (“PNC”) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (“EVP”) and Chief Human Resources Officer (“CHRO”) of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC’s Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board’s Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston,

Massachusetts and Washington D.C. Ms. Gulley currently serves as the Chair of the Board of Trustees of the Nantucket Atheneum.

     Burton N. Wallack — Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services. He also serves as a board member for Mount Sinai Hospital Urology.

     Benaree Pratt Wiley — Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston’s capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE:CBZ). She has served as the Chair of PepsiCo’s African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

BNYMSM — Nominees for Class II Directors

Independent Director Nominees

     Ehud Houminer — Mr. Houminer serves on Columbia Business School’s Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is also a Trustee of Ben Gurion University from 2012 – 2018.

     Robin A. Melvin — Since 2014, Ms. Melvin has served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

Interested Director Nominee

     Gordon J. Davis — Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of BNYM Investment Adviser (prior to its acquisition by a predecessor of The Bank of New York Mellon (“BNY Mellon”) in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

     Fund Board Committees. Each Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Directors, except that Joseph S. DiMartino does not serve on the compensation committee.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of each Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.bnymellonim.com/us in the “Closed-End Funds” section under “Investments.” Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in each Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this proxy statement.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     Each Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Compensation. Each Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among each Fund and those other funds on the basis of net assets, with the Chairman of each Board, Mr. DiMartino, receiving an additional 25% of such compensation. Each Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. Neither Fund has a bonus, pension, profit-sharing or retirement plan. Each emeritus Director is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became emeritus and a per meeting attended fee of one-half the amount paid to Directors.

     The amount of compensation paid to each Nominee by BNYMSMB for its fiscal year ended November 30, 2019, and by BNYMSM for its fiscal year ended September 30, 2019, and the aggregate amount of compensation paid to each such Nominee by all funds in the BNY Mellon Family of Funds for which the Nominee was a board member during 2019, was as follows:

		Aggregate Compensation
		from each Fund and
	Compensation	Fund Complex
Name of Nominee and Fund	from each Fund	Paid to Nominee (*)
Independent Director Nominees
Joan L. Gulley		$390,000	(52)
BNYMSMB	$8,673
BNYMSM	$10,508
Ehud Houminer		$420,000	(52)
BNYMSMB	$9,337
BNYMSM	$11,070
Robin A. Melvin		$812,000	(99)
BNYMSMB	$8,525
BNYMSM	$9,962
Burton N. Wallack		$185,000	(21)
BNYMSMB	$8,881
BNYMSM	$10,508
Benaree Pratt Wiley		$649,000	(78)
BNYMSMB	$8,531
BNYMSM	$8,028
Interested Director Nominee
Gordon J. Davis		$436,000	(54)
BNYMSMB	$6,537
BNYMSM	$8,035

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee served as a board member in 2019.

     For each Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by each Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the BNY Mellon Family of Funds for which each such person was a board member in 2019 are set forth on Exhibit A. Certain other information concerning each Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on November 26, 2019 for BNYMSMB and July 26, 2019 for BNYMSM, each Fund’s audit committee approved and each Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP (“EY”) as the independent auditors for the respective Fund’s fiscal year ending in 2019. EY, a major international accounting firm, has acted as independent auditors of each Fund since the Fund’s organization. The audit committee’s reports for BNYMSM and BNYMSMB are attached as Exhibits C and D, respectively, to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees billed by EY in each Fund’s last two fiscal years. For Service Affiliates of BNYM Investment Adviser (i.e., BNYM Investment Adviser and any entity controlling, controlled by or under common control with BNYM Investment Adviser that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates. All services provided by EY were pre-approved as required.

	BNYMSM[1]	Service Affiliates[1]	BNYMSMB[2]	Service Affiliates[2]
Audit Fees	$36,997/$38,144	$0/$0	$36,997/$38,144	$0/$0
Audited-Related
Fees[3]	$32,418/$33,283	$0/$0	$32,671/$33,088	$0/$0
Tax Fees[4]	$3,553/$3,765	$0/$0	$3,860/$3,653	$0/$0
All Other Fees	$0/$0	$0/$0	$0/$0	$0/$0
Aggregate
Non-Audit Fees[5]	N/A	$665,432/$616,403	N/A	$673,321/$700,014

1Fiscal years ended September 30, 2018/September 30, 2019. 2Fiscal years ended November 30, 2018/November 30, 2019.

3Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with the provisions of the Fund’s articles supplementary, creating the series of APS.

4Services to the Fund consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/ or treatment of various financial instruments held or proposed to be acquired or held.

5Aggregate non-audit fees billed by EY to the Fund and Service Affiliates are shown under the Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of EY’s engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY’s independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. Each Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY’s independence.

     A representative of EY is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as each Fund’s investment adviser.

     The Bank of New York Mellon (“BNY Mellon”), an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of each Fund.

     Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as each Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In Person. Any stockholder who attends the meeting in person may vote by ballot at the meeting.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “for” a proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

     Neither Fund’s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying forms of proxy to vote the proxy in accordance with their judgment on such matter.

     Any proposals of stockholders that are intended to be presented at either Fund’s 2021 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Secretary of the respective Fund at the Fund’s principal executive offices no later than January 1, 2021, and must comply with all other legal requirements in order to be included in either Fund’s proxy statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2021 Annual Meeting of Stockholders (but not included in the Funds’ proxy statement), a stockholder’s notice must be delivered to the Secretary of the respective Fund at the Fund’s principal executive offices no later than 5:00 p.m., Eastern time, on March 11, 2021.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise, as appropriate, BNY Mellon Strategic Municipals, Inc. or BNY Mellon Strategic Municipal Bond Fund, Inc. in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. Each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: May 1, 2020

EXHIBIT A

PART I

     Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

     Information About the Continuing Directors’ Experience, Qualifications, Attributes or Skills. The Continuing Directors of each Fund who are not standing for election at the meeting in any capacity—that is, Messrs. DiMartino and Howard and Ms. Evans, Class I Directors of each of BNYMSMB and BNYMSM—together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Certain information regarding Messrs. Davis and Houminer and Ms. Melvin, who are Continuing Class II Directors of BNYMSMB, and Mr. Wallack and Mses. Wiley and Gulley, who are Continuing Class III Directors of BNYMSM, is provided in Proposal 1 of this proxy statement. The address of the Continuing Directors is 240 Greenwich Street, New York, New York 10286.

Continuing Class I Directors with Terms Expiring in 2021 for BNYMSMB and 2022 for BNYMSM

Name (Age) of
Continuing Director	Principal Occupation	Other Board Memberships
Position with Funds (Since)	During Past 5 Years	During Past 5 Years

Independent Directors

JOSEPH S. DIMARTINO (76)	Director or Trustee of funds	CBIZ, Inc., a public company
Chairman of the Board and	in the BNY Mellon Family	providing professional
Class I Director of	of Funds and certain other	business services, products
BNYMSM (1995)	entities (as listed herein)	and solutions, Director
Class I Director of		(1997 – present)
BNYMSMB (1995)

JONI EVANS (77)	Chief Executive Officer,	None
APS Designee for	www.wowOwow.com, an
BNYMSMB only	online community dedicated
Class I Director of	to women’s conversations
BNYMSM (2007)	and publications (2007 –
Class I Director of	present)
BNYMSMB (2006)	Principal, Joni Evans Ltd.
(publishing) (2006 –
present)

Continuing Class I Directors with Terms Expiring in 2021 for BNYMSMB and 2022 for BNYMSM (cont’d)

Name (Age) of
Continuing Director	Principal Occupation	Other Board Memberships
Position with Funds (Since) During Past 5 Years		During Past 5 Years

Independent Directors

ALAN H. HOWARD (59)	Managing Partner of	Diamond Offshore Drilling,
Class I Director of	Heathcote Advisors LLC,	Inc., a public company that
BNYMSMB (2018)	a financial advisory services	provides contract drilling
Class I Director of	firm (2008 – present)	services, Director (2020 –
BNYMSM (2018)	President of Dynatech/MPX	present)
	Holdings LLC (2012 –	Movado Group, Inc., a
	2019), a global supplier	public company that
	and service provider of	designs, sources, markets
	military aircraft parts,	and distributes watches,
	including Board member of	Director (1997 – present)
two operating subsidiaries,
Dynatech International LLC
and Military Parts Exchange
LLC (2012-2019); Chief
Executive Officer of
Dynatech International
LLC (2013 – 2019)
Senior Advisor, Rossoff
& Co., an independent
investment banking firm
(2013 – present)

     Each Continuing Director has been a BNY Mellon Family of Funds board member for at least 20 years, except for Mr. Howard, who was appointed to each Board by the Directors at a meeting held on May 1, 2018. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

     Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of BNYM Investment Adviser (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of BNYM Investment Adviser by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel

Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     Joni Evans — Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.’s literary department until 2006. Ms. Evans is a member of the Young Presidents’ Organization and the Women’s Forum, and is a founding member of The Committee of 200 and Women’s Media Group.

     Alan H. Howard — Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services and serves as Chairman of its audit committee and is a member of the board’s finance and executive committees. He is also a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director and is a member of the board’s audit and compensation committees. In addition, he is also currently a Senior Advisor at Rosoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets. Mr. Howard served as the President of Dynatech/MPX Holdings LLC (“D/M Holdings”), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through June 2019. Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to June 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). From September 2008 through June 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to July 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC (“CSFB”), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm’s most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

     Nominees’ and the Continuing Directors’ Ownership of Fund Shares. The table below indicates the dollar range of the Nominees’ and the Continuing Directors’ ownership of shares of each Fund’s Common Stock and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2019.

Aggregate Holding
	BNYMSM	BNYMSMB	of Funds in the
Name of Continuing	Common	Common	BNY Mellon
Director or Nominee	Stock	Stock	Family of Funds
Independent Directors and
Director Nominees
Joseph S. DiMartino	None	None	Over $100,000
Joni Evans	None	None	Over $100,000
Joan L. Gulley*	None	None	Over $100,000
Ehud Houminer*	None	None	Over $100,000
Alan H. Howard	None	None	Over $100,000
Robin A. Melvin*	None	None	Over $100,000
Burton N. Wallack*	None	None	None
Benaree Pratt Wiley*	None	None	$50,001 – $100,000
Interested Director and
Director Nominee
Gordon J. Davis*	None	None	$50,001 – $100,000

* Nominee.

     As of December 31, 2019, none of the Nominees or the Continuing Directors or their immediate family members owned securities of BNYM Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BNYM Investment Adviser.

PERTAINING TO THE BOARD OF EACH FUND

• Each Fund held eight Board meetings, eight audit committee meetings, one compensation committee meeting and one nominating committee meeting during the Fund’s last fiscal year. The litigation and pricing committees did not meet during the last fiscal year.

• The Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting of stockholders.

• The Continuing Directors and the Nominees of each Fund (who were Directors at the time) attended at least 75% of the meetings of the Boards and committees of which they were a member held in the last fiscal year.

     Compensation Table. The amount of compensation paid to each Continuing Director by BNYMSMB for its fiscal year ended November 30, 2019, and by BNYMSM for its fiscal year ended September 30, 2019, and the aggregate amount of compensation paid to such Continuing Director by all funds in the BNY Mellon Family of Funds for which the Continuing Director was a board member during 2019, was as follows*:

		Aggregate Compensation
		from each Fund and
Name of Continuing	Compensation	Fund Complex Paid to
Director and Fund	from each Fund	Continuing Director (**)

Joseph S. DiMartino		$1,252,625	(123)
BNYMSMB	$8,150
BNYMSM	$11,998
Joni Evans		$187,000	(21)
BNYMSMB	$8,939
BNYMSM	$10,508
Alan H. Howard		$187,000	(21)
BNYMSMB	$8,939
BNYMSM	$10,508

*

Amounts shown do not include the costs of office space and related parking, office supplies and secretarial services and health benefits for the Chairman of the Board and his spouse, which also are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets). For their respective fiscal years ended in 2019, the amount paid by BNYMSMB and BNYMSM was $565 and $757, respectively. Amount also does not include expenses reimbursed to Directors for attending Board meetings.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Continuing Directors served as board members in 2019.

PART II

     Part II sets forth information regarding the officers of the Funds. Each officer of the Funds holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
RENEE LAROCHE-MORRIS		President and
President (2019)	48	Director of BNYM
		Investment Adviser since January
		2018; Chairman and Director of
		the Distributor since June 2018
		and Executive Vice President of the
		Distributor since March 2018; Chief
		Financial Officer of BNY Mellon
		Wealth Management from May 2014
		to December 2017. She is an officer of
		62 investment companies (comprised
		of 118 portfolios) managed by BNYM
		Investment Adviser.
JAMES WINDELS
Treasurer (2001)	61	Director – Mutual Fund Accounting
		of BNYM Investment Adviser, and
		an officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by BNYM Investment Adviser.
BENNETT A. MACDOUGALL
Chief Legal Officer (2015)	48	Chief Legal Officer of BNYM
		Investment Adviser and Assistant
		General Counsel and Managing
		Director of BNY Mellon since June
		2015; from June 2005 to June 2015,
		Director and Associate General Counsel
		of Deutsche Bank – Asset & Wealth
		Management division and Chief
		Legal Officer of Deutsche Investment
		Management Americas Inc. He is an
		officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by BNYM Investment Adviser.

Name and Position with			Principal Occupation and Business
Funds (Since)	Age		Experience For Past Five Years
JAMES BITETTO
Vice President and	53		Senior Managing Counsel of BNY
Secretary[1] (2005)			Mellon since December 2019:
			Managing Counsel of BNY Mellon
			from April 2014 to December 2019;
			Secretary of BNYM Investment
			Adviser and an officer of 63
			investment companies (comprised of
			141 portfolios) managed by BNYM
			Investment Adviser.
DAVID DIPETRILLO
Vice President (2019)		42	Head of North American Product, BNY
			Mellon Investment Management since
			January 2018; Director of Product
			Strategy, BNY Mellon Investment
			Management from January 2016 to
			December 2017; Head of US Retail
			Product and Channel Marketing, BNY
			Mellon Investment Management from
			January 2014 to December 2015. He is
			an officer of 61 investment companies
			(comprised of 118 portfolios) managed
			by BNYM Investment Adviser.
SONALEE CROSS
Vice President and	32		Counsel and Vice President of BNY
Assistant Secretary (2018)			Mellon since October 2016; Associate
			at Proskauer Rose LLP from April
			2016 to September 2016; Attorney at
			EnTrust Capital from August 2015
			to February 2016; Associate at Sidley
			Austin LLP from September 2013
			until August 2015. She is an officer of
			63 investment companies (comprised
			of 141 portfolios) managed by BNYM
			Investment Adviser.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
DEIRDRE CUNNANE
Vice President and	29	Counsel of BNY Mellon since August
Assistant Secretary (2019)		2018; Senior Regulatory Specialist at
		BNY Mellon Investment Management
		Services from February 2016 to August
		2018; Trustee Associate at BNY Mellon
		Trust Company (Ireland) Limited from
		August 2013 to February 2016. She is
		an officer of 63 investment companies
		(comprised of 141portfolios) managed
		by BNYM Investment Adviser.
SARAH S. KELLEHER
Vice President and	44	Managing Counsel of BNY Mellon
Assistant Secretary (2014)		since December 2017; Senior Counsel
		of BNY Mellon from March 2013
		to December 2017; from August
		2005 to March 2013, Associate
		General Counsel, Third Avenue
		Management. She is an officer of 63
		investment companies (comprised of
		141 portfolios) managed by BNYM
		Investment Adviser.
JEFF S. PRUSNOFSKY
Vice President and	54	Senior Managing Counsel of BNY
Assistant Secretary (2005)		Mellon, and an officer of 63
		investment companies (comprised of
		141 portfolios) managed by BNYM
		Investment Adviser.
AMANDA QUINN
Vice President and	35	Counsel of BNY Mellon since June
Assistant Secretary (2020)		2019; Regulatory Administration
		Manager at BNY Mellon Investment
		Management Services from September
		2018 to May 2019; Senior Regulatory
		Specialist at BNY Mellon Investment
		Management Services from April 2015
		to August 2018. She is an officer of 63
		investment companies (comprised of
		141 portfolios) managed by BNYM
		Investment Adviser.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
PETER SULLIVAN
Vice President and	52	Managing Counsel of BNY Mellon,
		Assistant Secretary (2019) and an officer of 63 investment
		companies (comprised of 141
		portfolios) managed by BNYM
		Investment Adviser.
NATALYA ZELENSKY
Vice President and	34	Managing Counsel of BNY Mellon
		Assistant Secretary (2017) since December 2019; Counsel of BNY
		Mellon from May 2016 to December
		2019; attorney at Wildermuth
		Advisory, LLC from November 2015
		until May 2016; Assistant General
		Counsel at RCS Advisory Services from
		July 2014 until November 2015. She is
		an officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by BNYM Investment Adviser.
GAVIN C. REILLY
Assistant Treasurer (2005)	52	Tax Manager — BNY Mellon Fund
		Administration, and an officer of 63
		investment companies (comprised of
		141 portfolios) managed by BNYM
		Investment Adviser.
ROBERT S. ROBOL
Assistant Treasurer (2005)	56	Senior Accounting Manager — BNY
		Mellon Fund Administration, and an
		officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by BNYM Investment Adviser.
ROBERT SALVIOLO
Assistant Treasurer (2007)	53	Senior Accounting Manager — BNY
		Mellon Fund Administration, and an
		officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by BNYM Investment Adviser.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
ROBERT SVAGNA
Assistant Treasurer (2005)	53	Senior Accounting Manager — BNY
		Mellon Fund Administration, and an
		officer of 63 investment companies
		(comprised of 141 portfolios) managed
		by BNYM Investment Adviser.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	62	Chief Compliance Officer of BNYM
		Investment Adviser, The BNY Mellon
		Family of Funds and BNY Mellon
		Funds Trust (63 investment companies,
		comprised of 141 portfolios).

[1] Secretary since 2018; previously, Assistant Secretary.

     The address of each officer of the Funds is 240 Greenwich Street, New York, New York 10286.

PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of April 13, 2020 by Nominees, the Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund’s outstanding shares.

     As of April 13, 2020, none of the Nominees, the Continuing Directors or officers of a Fund owned any shares of Common Stock or APS.

     To each Fund’s knowledge, based on Schedule 13G filings as of April 13, 2020, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

	BNYMSMB

	Name and Address of	Number of	Percent
Title of Class	Beneficial Owner	Shares Owned	of Class
Common Stock	First Trust Portfolios L.P.*	3,534,096	7.16%
	First Trust Advisors L.P.*
	The Charger Corporation*
	120 East Liberty Drive
	Suite 400
	Wheaton, IL 60187

APS	Bank of America Corp.**	283	14.35%
	Bank of America
	Corporate Center
	100 North Tryon Street
	Charlotte, NC 28255

     As of April 13, 2020, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 96.0% of the outstanding shares of BNYMSMB’s Common Stock and 100.0% of the outstanding shares of BNYMSMB’s APS.

	BNYMSM

	Name and Address of	Number of	Percent
Title of Class	Beneficial Owner	Shares Owned	of Class
Common Stock	First Trust Portfolios L.P.*	3,305,890	5.32%
	First Trust Advisors L.P.*
	The Charger Corporation*
	120 East Liberty Drive
	Suite 400
	Wheaton, IL 60187

APS	Bank of America Corp.**	565	17.90%
	Bank of America
	Corporate Center
	100 North Tryon Street
	Charlotte, NC 28255

     As of April 13, 2020, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 94.0% of the outstanding shares of BNYMSM’s Common Stock and 100% of the outstanding shares of BNYMSM’s APS.

*	These entities share voting and dispositive power with respect to the share amounts and percentages shown.

**Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to its shares through two wholly-owned subsidiaries.

Delinquent Section 16(a) Reports

     Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, each Fund’s officers and Directors, persons owning more than 10% of each Fund’s Common Stock or APS and certain additional persons are required to report their transactions in each Fund’s Common Stock or APS to the SEC, the New York Stock Exchange and each Fund, as applicable. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, each of BNYMSM and BNYMSMB believes that, during the fiscal year ended September 30, 2019 and November 30, 2019, respectively, all filing requirements applicable to such persons were complied with except that Sonalee Cross, who became Vice President and Assistant Secretary of each Fund on March 31, 2018, did not report on a timely basis in a Form 3 filing for each Fund that she had no beneficial interest in the Fund as of the date she was appointed to her position. However, the described failure to file was subsequently reported on the appropriate Form during each Fund’s most recent fiscal year ended in 2019.

EXHIBIT B

BNY MELLON FAMILY OF FUNDS

Nominating Committee Charter

Nominating Committee Charter and Procedures

Organization

     The Nominating Committee (the “Committee”) of each fund in the BNY Mellon Family of Funds (each, the “Fund”) shall be composed solely of Directors/ Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

• the character and integrity of the person;

• whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund; • whether or not the person has any relationships that might impair his or her service on the Board; • whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board; • whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

B-1

• whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and • the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o BNY Mello Investment Adviser, Inc., Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

     The Committee shall review the charter and procedures from time to time, as it considers appropriate.

B-2

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE

BNY Mellon Strategic Municipals, Inc.
(the “Fund”)

November 26, 2019

     The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended September 30, 2019.

Ehud Houminer, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joni Evans, Audit Committee Member
Joan L. Gulley, Audit Committee Member
Alan H. Howard, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

EXHIBIT D

REPORT OF THE AUDIT COMMITTEE

BNY Mellon Strategic Municipal Bond Fund, Inc.
(the “Fund”)

January 28, 2020

     The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended November 30, 2019.

Ehud Houminer, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joni Evans, Audit Committee Member
Joan L. Gulley, Audit Committee Member
Alan H. Howard, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

D-1

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